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                                                                    EXHIBIT 10.1


               THIRD AMENDMENT TO 1996 EQUITY PARTICIPATION PLAN


     THIS THIRD AMENDMENT TO 1996 EQUITY PARTICIPATION PLAN, dated as of May 15, 1998, is made and adopted by Signature Resorts, Inc., a Maryland corporation (the "Company"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the 1996 Equity Participation Plan, as amended (as defined below).


                                    RECITALS

     WHEREAS, the Company adopted the 1996 Equity Participation Plan of Signature Resorts, Inc., (as amended, the "1996 Equity Participation Plan") on June 13, 1996;

     WHEREAS, the Company desires to amend the 1996 Equity Participation Plan to increase the number of shares of common stock of the Company reserved for issuance thereunder from 3,750,000 shares to 5,380,000 shares;

     WHEREAS, this Third Amendment was adopted by the Board of Directors of the Company on February 27, 1998; and

     WHEREAS, this Third Amendment was approved by the stockholders of the Company on May 15, 1998.

     NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the 1996 Equity Participation Plan as follows:

     1. The second sentence of Section 2.1(a) of the 1996 Equity Participation Plan is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

     "The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed five million three hundred eighty thousand (5,380,000) shares of Common Stock."

     2. This Third Amendment shall be and is hereby incorporated in and forms a part of the 1996 Equity Participation Plan.

     3. All other terms and provisions of the 1996 Equity Participation Plan shall remain unchanged except as specifically modified herein.

     4. The 1996 Equity Participation Plan, as amended by this Third Amendment, is hereby ratified and confirmed.

     5. This Third Amendment shall be interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.


                           [Signature Page to Follow]
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     I hereby certify that the foregoing Amendment was duly adopted by the
Board of Directors of Signature Resorts, Inc. on February 27, 1998.


                                         /s/ MICHAEL A. DEPATIE
                                         --------------------------------
                                         Michael A. Depatie
                                         Director, Executive Vice President and
                                         Chief Financial Officer

     I hereby certify that the foregoing Amendment was approved by the Stockholders of Signature Resorts, Inc. on May 15, 1998.


                                        /s/ MICHAEL A. DEPATIE
                                         --------------------------------
                                         Michael A. Depatie
                                         Director, Executive Vice President and
                                         Chief Financial Officer


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